UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): March 10, 2016

MAZZAL HOLDING CORP.
(Exact name of registrant as specified in charter)

Nevada	000-55152	46-1845946
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6102 South MacDill Avenue, Suite G
Tampa, Florida 33611
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (813) 902 - 9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)           On March 9, 2016, the Board of Directors of Mazzal Holding Corp. (the "Company") approved the Company's dismissal of Weinstein & Co. (“Weinstein”) as independent auditors for the Company and its subsidiaries.

Weinstein's reports on the Company's financial statements for the fiscal years ending December 31, 2014 and 2013, and through the date of dismissal did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  Weinstein's reports for the year ended December 31, 2014 and 2013, were modified to include an emphasis regarding uncertainty about the Company’s ability to continue as a going concern.

There have been no disagreements with Weinstein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinstein, would have caused it to make reference to the subject matter of the disagreement in connection with its report.  None of the events described in Item 304(a)(1)(v) of Regulation S-K has occurred with respect to Weinstein.

The Company provided to Weinstein the disclosure contained in this Form 8-K and requested Weinstein to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.  A letter from Weinstein is attached as Exhibit 16.1 to this Form 8-K and incorporated herein by reference.

(b)           On March 9, 2016, the Board of Directors approved the Company's engagement of Frazier & Deeter, LLC ("F&D") as independent auditors for the Company and its subsidiaries.  The Company engaged F&D on March 9, 2016.

Neither the Company nor anyone on its behalf during its two most recent fiscal years or during any subsequent interim period prior to F&D’s appointment as the Company’s independent registered public accounting firm consulted F&D regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(2) of Regulation S-K (there being none).

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No. 16.1	Description of Exhibit Letter from Weinstein & Co. dated March 10, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAZZAL HOLDING CORP.

By:	/s/ Christopher J. Floyd
Christopher J. Floyd
Chairman and CEO

Date:   March 10, 2016